Exhibit 10.10

ESCROW AGREEMENT

among

Mind Medicine (MindMed) Inc. and

Odyssey Trust Company

and

Each of the Undersigned Securityholders

February 26, 2021

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ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the “Agreement”) is made as of the 26th day of February, 2021.

AMONG:

MIND MEDICINE (MINDMED) INC., a corporation existing under the laws of the Province of British Columbia (the “Corporation”)

- and -

ODYSSEY TRUST COMPANY, a corporation existing under the laws of the Province of Alberta (the “Escrow Agent”)

- and -

EACH OF THE UNDERSIGNED SECURITYHOLDERS OF THE CORPORATION (a “Securityholder” or collectively, the “Securityholders”)

WHEREAS:

A. This Escrow Agreement is being entered into pursuant to an agreement and plan of merger and reorganization (the “Merger Agreement”) entered into on February 17, 2021 among the Corporation, MindMed Mergerco Inc. (“Merger Sub”), Healthmode, Inc. (“Healthmode”), the Major Stockholders (as defined in the Merger Agreement) and Daniel Karlin (in the capacity of Stockholder Representative (as defined in the Merger Agreement), pursuant to which, among other things, the parties agreed to merge Merger Sub with and into Healthmode (the “Merger”) such that Healthmode will continue as the surviving corporation of the Merger and a wholly owned subsidiary of the Corporation;

B. Pursuant to Section 2.6(a) of the Merger Agreement, the Sellers, other than the Cash Out Stockholders (as defined in the Merger Agreement), directed the Corporation to issue an aggregate of 81,497 multiple voting shares in the capital of the Corporation (the “Escrowed Shares”) to the Securityholders as partial consideration for the Merger;

C. Pursuant to the terms of the Merger Agreement, the Corporation requires, and the Securityholders have agreed, that all of the Escrowed Shares shall be deposited and held in escrow pursuant to the terms of this Escrow Agreement; and

F. The parties hereto wish to appoint the Escrow Agent as escrow agent for the Escrowed Shares and the Escrow Agent has agreed to undertake and perform its duties in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties agree as follows:

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1. Escrow

1.1 The Corporation hereby places and deposits in escrow with the Escrow Agent the Escrowed Shares and hereby delivers to the Escrow Agent the certificates identified in Schedule “A” representing the Escrowed Shares. If at any time for any reason a replacement certificate or replacement certificates are issued representing the Escrowed Shares or if the Escrowed Shares are converted or exchanged into shares of another class, series or company, the Corporation shall deliver such replacement certificate or certificates, or the certificates representing the shares in another class, series or new company, to the Escrow Agent. While the Escrowed Shares are in escrow, the Securityholders shall be entitled to all rights as the beneficial and registered owner of the Escrowed Shares including, without limitation, the right to vote and to receive all dividends and other distributions on the Escrowed Shares.

1.2 The Escrowed Shares and the beneficial ownership of or any interest in, and the certificates representing, the Escrowed Shares shall not be transferred, gifted, sold, assigned, mortgaged, pledged, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise dealt with in any manner except as expressly provided in section 5.

1.3 Each of the Securityholders hereby directs the Escrow Agent to retain the Escrowed Shares and the certificates representing the Escrowed Shares and not to do or cause anything to be done to release the Escrowed Shares from escrow or to allow any transfer, gift, assignment, mortgage, pledge, hypothecation or alienation thereof except as expressly provided in section 5.

1.4 The Corporation hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate its performance.

1.5 The Corporation shall pay the Escrow Agent the fees for acting as escrow agent.

2. Reserved

3. Appointment

3.1 Odyssey Trust Company is hereby appointed, and agrees to act, as Escrow Agent for the receipt of the Escrowed Shares and subject to the terms and conditions of this Agreement.

4. Escrow Agent

4.1 The Escrow Agent is hereby authorized and directed to take delivery of, and to hold, the Escrowed Shares at its offices in Toronto, Ontario or Calgary, Alberta pursuant to the terms of this Agreement.

5. Release of Escrowed Shares

5.1 The Escrowed Shares shall be held in escrow by the Escrow Agent until such Escrowed Shares shall be released from escrow in accordance with the escrow release schedule set forth in:

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(a)
Schedule “B” in the case of Escrowed Shares registered to XXXXXX and XXXXXXX (together, the “Noteholder Escrowed Parties”); and
(b)
Schedule “C” in the case of the Escrowed Shares registered to the Securityholders other than the Noteholder Escrowed Parties (collectively, the “Equityholder Escrowed Parties).

5.2 Despite any other provision in this Agreement, the Escrow Agent is hereby irrevocably authorized and directed to release the Escrowed Shares:

(a)
upon receipt of a written direction from the Corporation (as authorized by the board of directors of the Corporation) directing the Escrow Agent to deal with the Escrowed Shares in such manner as set out therein;;
(b)
upon receipt of a notarial copy of a court order of a court of competent jurisdiction directing the Escrow Agent to deal with the Escrowed Shares, or any part thereof, in such manner as the court deems fit, which order has not been appealed and which order shall be deemed to be full and sufficient authority to deal with the Escrowed Shares in the manner and on the terms set forth therein; or
(c)
if the Escrow Agent is terminated or resigns as contemplated in sections 7.1(d) and (e), the Escrow Agent shall forthwith transfer the Escrowed Shares to the succeeding escrow agent.

5.3 To the extent a release from escrow of Escrowed Shares could result in a fractional Escrowed Share, such fractional Escrowed Share shall only be released from escrow in combination with other fractional Escrowed Shares that would result in a whole number of Escrowed Shares. No fractional Escrowed Shares shall be released from escrow.

5.4 Immediately upon the release from escrow of Escrowed Shares, the Escrow Agent shall deliver to each of the Securityholders thereto all share certificates representing the released Escrowed Shares.

6. Reimbursement of Expenses

6.1 The Escrow Agent will be entitled to reimbursement from the Corporation for all reasonable out-of-pocket expenses incurred by the Escrow Agent in connection with the performance of its duties under this Agreement. The Escrow Agent shall provide the Corporation with an itemized statement for amounts claimed pursuant to this subsection.

7. The Escrow Agent

7.1 The parties acknowledge and agree that:

(a)
the duties and obligations of the Escrow Agent shall be determined solely by the provisions of this Agreement and, accordingly, the Escrow Agent shall not be responsible except for the

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performance of such duties and obligations as the Escrow Agent has undertaken in this Agreement;
(b)
the Escrow Agent shall not be responsible for any error in judgement or for any act done or step taken or omitted to be taken by the Escrow Agent in good faith or for any mistake, in fact or law, or for anything which the Escrow Agent may do or refrain from doing in connection with this Agreement except arising out of the Escrow Agent’s own gross negligence or willful misconduct;
(c)
if there is any question as to any of the provisions of this Agreement or the Escrow Agent’s duties under this Agreement, the Escrow Agent shall have the right to consult with and obtain advice from legal counsel appointed by the Escrow Agent, who may but need not be legal counsel for any of the parties to this Agreement, and the Escrow Agent shall incur no responsibility and shall be fully protected in acting in good faith in accordance with any opinion or instruction of such counsel; the Corporation shall pay the reasonable fees, expenses and disbursements of any such counsel so retained by the Escrow Agent;
(d)
the Escrow Agent may resign its trust and be discharged from all duties and obligations under this Agreement by giving not less than 20 days’ advance notice to the Corporation and the Securityholders;
(e)
if the Escrow Agent resigns as escrow agent or is removed in accordance with this Agreement, the Corporation shall have the right and obligation to appoint a succeeding escrow agent who, in each case, upon accepting such appointment shall assume all of the obligations and responsibilities and shall be entitled to enjoy the benefits and rights of the Escrow Agent under this Agreement (and, if a successor escrow agent is appointed as provided in this Agreement, the Escrow Agent is to deliver to such successor certificates representing the Escrowed Shares then in its possession upon payment by the Corporation of the Escrow Agent’s outstanding fees and expenses, if any);
(f)
the Escrow Agent shall not be required to make any determination or decision with respect to the validity of any claim made by any party or of any denial thereof but shall be entitled to rely conclusively on the terms of this Agreement and the documents tendered to it in accordance with the terms of this Agreement;
(g)
if there is any disagreement between the parties to this Agreement resulting in adverse claims or demands with respect to the Escrowed Shares, the Escrow Agent shall be entitled, at its option, to refuse to comply with any claims or demands on it with respect to the Escrowed Shares as long as such disagreement shall continue, and in so refusing, the Escrow Agent may elect to make no delivery of the Escrowed Shares; in so doing, the Escrow Agent shall not be or become liable in any way to the Corporation or the Securityholders for the Escrow Agent’s failure or refusal to comply with such claims or demands;
(h)
if there is any disagreement or apparent disagreement between the parties to this Agreement resulting in adverse claims or demands with respect to the Escrowed Shares or if any of the parties to this Agreement, including the Escrow Agent, are in or appear to be in disagreement about the interpretation of this Agreement or about the rights and obligations of the Escrow Agent or the propriety of an action contemplated by the Escrow Agent under this Agreement, the Escrow Agent may, at its option, or shall by direction of the Corporation or the Securityholders, deposit the

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Escrowed Shares or any part thereof then in the Escrow Agent’s possession with a court of competent jurisdiction in Toronto, Ontario and seek instruction or direction from a court of competent jurisdiction, which direction may include a request for an interpleader order and the Corporation and Securityholders (as the case may be) shall indemnify the Escrow Agent in any such action, interpleader or any other action or proceeding for all costs, expenses and fees in its capacity as escrow agent in connection with any deposit or any action brought in connection with this Agreement;
(i)
the Securityholders and the Corporation acknowledge and agree that the Escrow Agent shall be entitled to represent itself in connection with any legal actions taken in connection with this Agreement; and
(j)
upon the Escrow Agent’s delivery of the Escrowed Shares, the Escrow Agent shall be automatically and immediately released from all obligations under this Agreement to any other party to this Agreement and to any other person with respect to the Escrowed Shares, other than obligations existing as of the date of such delivery of the Escrowed Shares.

8. Miscellaneous

8.1 This Agreement may be terminated at any time by and upon written agreement signed by all of the parties and upon delivery to the Escrow Agent of a joint written direction signed by the Corporation and the Securityholders directing the Escrow Agent as to disposal of the Escrowed Shares. Unless so terminated, this Agreement shall terminate upon release by the Escrow Agent of all the Escrowed Shares to the Corporation or the Securityholders, as the case may be, in accordance with section 5.

8.2 Each party shall promptly do, execute, deliver or cause to be done, executed and delivered all such further acts, documents and things in connection with this Agreement as the other parties may reasonably require for the purposes of giving effect to this Agreement.

8.3 This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject-matter hereof and supersedes all prior agreements, undertakings, negotiations and discussions, whether oral or written. For greater certainty, all prior agreements between the Corporation and the Securityholders and the Escrow Agent pertaining to the escrow or purchase of any shares of the Corporation held by the Securityholders, excluding any shareholders’ agreement (which includes, for greater certainty, the Merger Agreement which shall continue in force and effect, unamended by this Escrow Agreement, in accordance with its terms) concerning the Corporation to which the Securityholders are bound, are hereby terminated and superseded by this Agreement. There are no conditions, warranties, representations or other agreements between the parties in connection with the subject matter hereof (whether oral or written, implied or express, statutory or otherwise) except as specifically set forth in this Agreement.

8.4 No amendment of this Agreement shall be effective unless made in writing and signed by the parties.

8.5 Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Agreement, all without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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8.6 No waiver by any party of any default, breach or non-compliance by any other party under this Agreement shall operate as a waiver of such party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-compliance by such other party under this Agreement shall operate as a waiver of such party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature). To be effective, any such waiver must be in writing and signed by the party to be bound thereby. No waiver shall be inferred from or implied by any failure to act or delay in acting by any party in respect of any such default, breech or non-observance or by anything done or omitted to be done by any party with respect thereto.

8.7 This Agreement shall enure to the benefit of and be binding upon the parties and each of their respective heirs, estate trustees, legal personal representatives, successors and assigns.

8.8 Each of the Corporation and the Securityholders shall jointly and severally indemnify and hold the Escrow Agent, its partners, associates, employees and agents harmless against any loss, liability or expense incurred by the Escrow Agent as a consequence of its acting as escrow agent pursuant to the terms of this Agreement save and except for the gross negligence, bad faith or willful misconduct of the Escrow Agent, its partners, associates, employees or agents in connection with the administration of its duties under this Agreement, such indemnification to include the costs and expenses of the Escrow Agent’s defence against any claim or liability in connection therewith. Despite section 8.1, the provisions of this section shall survive any termination of this Agreement.

8.9 Any notice, consent, waiver or other communication given under this Agreement must be in writing and may be given by delivering it, or by sending it by facsimile or electronic communication in accordance with the Asset Purchase Agreement or if to the Escrow Agent to:

Odyssey Trust Company

Stock Exchange Tower

Suite 1239, 300 5th Ave S.W.,

Calgary, Alberta T2P 3C4

Email: XXXXXXXXXXXXXXXX

Attention: XXXXXX

Any such communication is deemed to have been delivered and received on the date of personal delivery or transmission, as applicable, if such day is a business day and such delivery or transmission was received by the recipient party prior to 5:00 p.m. (Toronto time) and otherwise on the next business day. Any party may change its address for service by notice given in accordance with the foregoing and any subsequent notice shall be sent to such Person at its changed address.

8.10 This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

8.11 The parties hereby (i) irrevocably and unconditionally attorn and submit to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any legal action or proceeding relating to this Agreement; (ii) irrevocably waive and agree not to assert, in any such legal action or proceeding, any objection they may now or

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hereafter have to the laying of venue of any legal action or proceeding in such courts including, without limitation, any objection that such courts are an inconvenient forum; and (iii) agree not to assert that any judgment or order duly obtained against them in any action or proceeding brought in any such court should not be enforced in any other court which has jurisdiction, by registration of said judgment or order, or by any other means available for enforcement of judgments or orders.

8.12 This Agreement may be executed by the parties by facsimile and in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[INTENTIONALLY BLANK]

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IN WITNESS WHEREOF the Parties hereto have executed this Escrow Agreement as of the date first above written.

Mind Medicine (MindMed) Inc.

Per:	/s/ Dave GueBert
Name:	Dave GueBert
Title:	Chief Financial Officer

Odyssey Trust Company

Per:
Name:
Title:

Per:
Name:
Title:

Major Stockholders

Per:
Daniel Karlin

Per:
Bradford Cross

Securityholders Other than Major Stockholders and Noteholders Escrow Parties

Per:
Daniel Karlin, as Stockholder Representative

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IN WITNESS WHEREOF the Parties hereto have executed this Escrow Agreement as of the date first above written.

Mind Medicine (MindMed) Inc.

Per:
Name:
Title:

Odyssey Trust Company

Per:	/s/ Dan Sander
Name:	Dan Sander
Title:	VP, Corporate Trust

Per:	/s/ Amy Douglas
Name:	Amy Douglas
Title:	Director, Corporate Trust

Major Stockholders

Per:
Daniel Karlin

Per:
Bradford Cross

Securityholders Other than Major Stockholders and Noteholders Escrow Parties

Per:
Daniel Karlin, as Stockholder Representative

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IN WITNESS WHEREOF the Parties hereto have executed this Escrow Agreement as of the date first above written.

Mind Medicine (MindMed) Inc.

Per:
Name:
Title:

Odyssey Trust Company

Per:
Name:
Title:

Per:
Name:
Title:

Major Stockholders

Per:	/s/ Daniel Karlin
Daniel Karlin

Per:	/s/ Bradford Cross
Bradford Cross

Securityholders Other than Major Stockholders and Noteholders Escrow Parties

Per:	/s/ Daniel Karlin
Daniel Karlin, as Stockholder Representative

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XXXXXXXXX
on behalf of itself and as nominee for certain affiliated entities
XXXXXXXXXXX
XXXXXXX
	Per:	X
	Name:	XXXXX
	Title:	XXXXXXX

XXXXXXXXX
By:	XXXXX
Its:	XXXXXX
	Per:	X
	Name:	XXXXXX
	Title:	XXXXXXX

SCHEDULE “A” ESCROWED SHARES

Noteholder Escrowed Parties:

Name of Registered Holder	No. of Escrowed Shares	Certificate No.
XXXXXXXX	XXX
XXXXXXXX	XX

TOTAL	32,703

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Equityholder Escrowed Parties:

Name of Registered Holder	No. of Escrowed Shares	Certificate No.
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX
XXXXXXXX	XXX

TOTAL 48,794

SCHEDULE “B”

NOTEHOLDER ESCROWED PARTIES RELEASE SCHEDULE

Timed Release

Release Dates	Percentage of Total Escrowed Securities to be Released	Total Number of Escrowed Securities to be Released
July 1, 2021	50%	16,352
January 1, 2022	50%	16,351
TOTAL	100%	32,703

SCHEDULE “C”

EQUITYHOLDER ESCROWED PARTIES RELEASE SCHEDULE

Timed Release

Release Dates	Percentage of Total Escrowed Securities to be Released	Total Number of Escrowed Securities to be Released
July 1, 2021	33.34%	16,264
January 1, 2022	33.33%	16,264
September 1, 2022	33.33%	16,266
TOTAL	100%	48,794